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                           MORTGAGEIT SECURITIES CORP.

                                  as Purchaser,

                            MORTGAGEIT HOLDINGS, INC.

                                    as Seller

                             -----------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of NOVEMBER 1, 2004

                             -----------------------

                         Adjustable Rate Mortgage Loans

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                                TABLE OF CONTENTS

                                                                            PAGE


                                    ARTICLE I

DEFINITIONS....................................................................1
   Section 1.1.   Definitions..................................................1

                                   ARTICLE II

SALE OF MORTGAGE LOANS AND RELATED PROVISIONS..................................2
   Section 2.1.   Sale of Mortgage Loans.......................................2
   Section 2.2.   Payment of Purchase Price for the Mortgage Loans.............4

                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH............................5
   Section 3.1.   Seller Representations and Warranties........................5
   Section 3.2.   Purchaser Representations and Warranties....................12

                                   ARTICLE IV

SELLER'S COVENANTS............................................................14
   Section 4.1.   Covenants of the Seller.....................................14

                                    ARTICLE V

LIMITATION ON LIABILITY OF THE SELLER.........................................14
   Section 5.1.   Limitation on Liability of the Seller.......................14

                                   ARTICLE VI

TERMINATION...................................................................14
   Section 6.1.   Termination.................................................14

                                   ARTICLE VII
MISCELLANEOUS PROVISIONS......................................................15
   Section 7.1.   Amendment...................................................15
   Section 7.2.   Governing Law...............................................15
   Section 7.3.   Notices.....................................................15
   Section 7.4.   Severability of Provisions..................................15
   Section 7.5.   Relationship of Parties.....................................15
   Section 7.6.   Counterparts................................................16
   Section 7.7.   Survival....................................................16
   Section 7.8.   Further Agreements..........................................16
   Section 7.9.   Intention of the Parties....................................16
   Section 7.10.  Successors and Assigns; Assignment of Purchase Agreement....16

Exhibits
--------

Exhibit 1         Mortgage Loan Schedule



                                       i

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                  This MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement"),
dated as of November 1, 2004, is made between MortgageIT Holdings, Inc. (the "Seller") and MortgageIT Securities Corp. (the "Purchaser").

                             W I T N E S S E T H:
                             - - - - - - - - - -

                  WHEREAS, the Seller owns the Mortgage Loans indicated on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans;

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser, and that the Seller make certain representations and warranties and undertake certain obligations with respect to the Mortgage Loans; and

                  WHEREAS, pursuant to the terms of an Amended and Restated Trust Agreement dated as of November 24, 2004 (the "Trust Agreement"), among the Purchaser, as depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and Wells Fargo Bank, National Association, as certificate registrar and certificate paying agent, the Purchaser will convey the Mortgage Loans to the Issuer (as defined below); and

                  WHEREAS, pursuant to the terms of a Servicing Agreement dated as of November 1, 2004 (the "Servicing Agreement"), between the Seller and the Purchaser, the Seller will service, or cause to be serviced by the Subservicer, the Mortgage Loans; and

                  WHEREAS, pursuant to the terms of a Sale and Servicing Agreement dated as of November 24, 2004 among the Purchaser, the Seller, Wells Fargo Bank, N.A. as Master Servicer (the "Master Servicer") and Securities Administrator (the "Securities Administrator"), a Trust Estate designated as MortgageIT Trust 2004-2, a Delaware statutory trust (the "Issuer") and Deutsche Bank National Trust Company as Indenture Trustee (the "Indenture Trustee"), the Master Servicer will master service the Mortgage Loans; and

                  WHEREAS, pursuant to the terms of an Indenture dated as of November 24, 2004 (the "Indenture"), between the Issuer and the Indenture Trustee, the Issuer will pledge the Mortgage Loans and issue and transfer to the Purchaser the MortgageIT Trust 2004-2, Mortgage-Backed Notes, Series 2004-2, Class A-1, Class A-2A, Class A-2B, Class M-1, Class M-2, Class B-1 and Class B-2 Notes (collectively, the "Notes"), representing debt of the Issuer;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.1. DEFINITIONS. For all purposes of this Mortgage Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such




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terms in Appendix A attached to the Indenture, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1. SALE OF MORTGAGE LOANS.

         (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the following, whether now existing or hereafter acquired and wherever located, (i) all of its right, title and interest in the Mortgage Loans identified on Exhibit 1 as of the Closing Date, including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date, and all collections of interest and principal due after the Cut-off Date, (ii) the Seller's interest in any insurance policies related to the Mortgage Loans and (iii) all proceeds of the foregoing.

         (b) In connection with such conveyances by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with Deutsche Bank National Trust Company, as custodian for the Indenture Trustee, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan:

                  (i) the original Mortgage Note endorsed without recourse to the order of the Indenture Trustee or in blank, and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Indenture Trustee or in blank or, with respect to any Mortgage Loan as to which the original Mortgage Note has been lost or destroyed and has not been replaced, a lost note affidavit together with a copy of the related Mortgage Note;

                  (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the Seller or the public recording office in which such original Mortgage has been recorded, or, if the original Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their recording as specified in Section 2.01(b) of the Sale and Servicing Agreement, shall be in recordable form;

                  (iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "Deutsche Bank National Trust Company, as Indenture Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Indenture Trustee thereon (or if (A) the original



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         Security Instrument, assignments to the Indenture Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified in Section 2.01(b) of the Sale and Servicing Agreement, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording" or (B) the related Mortgaged Property is located in a state other than Maryland and an Opinion of Counsel has been provided as set forth in Section 2.01(b) of the Sale and Servicing Agreement, shall be in recordable form);

                  (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon;

                  (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

                  (vi) the original or a copy of the policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

                  (vii) originals of all modification agreements, if applicable and available.

         If a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders or the Certificateholders in such Mortgage Loan, including if any document required to be delivered to the Indenture Trustee has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording pursuant to the terms of the second following paragraph), the Seller shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute a Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions set forth in
Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans.

         In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Seller further agrees that it will cause, at the Seller's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with the Sale and Servicing Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Notes issued in connection with such Mortgage Loans. The Seller further agrees that it will not, and will not permit the Master Servicer to, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Indenture, unless and until such Mortgage Loan is repurchased in accordance with the terms of the Indenture.






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         Promptly after the Closing Date (or after the date of transfer of any
Substitute Mortgage Loan), the Seller, at its own expense, shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (iii) above, with such assignment completed in favor of the Indenture Trustee. While such assignment to be recorded is being recorded, the Indenture Trustee shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Indenture Trustee because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such substitute assignment to be recorded in accordance with this paragraph.

         In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clause (ii) or (iv) above, delivered by the Seller to the Indenture Trustee, prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to the Indenture Trustee, promptly upon receipt thereof.

         The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to this Section 2.1.

(c) The parties hereto intend that the transactions set forth herein, including the sale of the Mortgage Loans pursuant to this Agreement, constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed by a court of competent jurisdiction not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, including, without limitation, Article 9 of the applicable Uniform Commercial Code. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware (which shall have been submitted for filing as of the Closing Date with respect to the Principal Balance of the Mortgage Loans), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Indenture.

                  Section 2.2. PAYMENT OF PURCHASE PRICE FOR THE MORTGAGE LOANS.

         (a) The purchase price for the Mortgage Loans shall be equal to the sum of (1) $______________* and (2) a 100% Percentage Interest in the Class B-1 Notes and Class B-2 Notes.

         (b) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall (A) pay to the Seller on the Closing Date by





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wire transfer of immediately available funds to a bank account designated by the
Seller, the amount specified above in clause (a)(1) and (B) cause the transfer to the Seller of the Notes in clauses (a)(2) and (3).

* Provided Upon Request.















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                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

                  Section 3.1. SELLER REPRESENTATIONS AND WARRANTIES. The Seller hereby represents and warrants to the Purchaser as of the Closing Date (or if otherwise specified below, as of the date so specified) that:

         (a) with respect to the Seller:

                  (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on its business as presently conducted or on its ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any applicable law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

                  (v) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);



                                       6
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                  (vi) there are no actions, litigation, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

                  (vii) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

                  (viii) the Seller's chief executive office and principal place of business are located in the County of New York in the State of New York; and

         (b) with respect to the Mortgage Loans:

                  (i) as of the Cut-off Date, the information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects;

                  (ii) immediately prior to the transfer to the Purchaser, the Seller had good title to and is the sole owner of each Mortgage and Mortgage Note relating to the Mortgage Loans, and is conveying the same free and clear of any and all liens, claims, encumbrances, pledges, charges or security interests of any nature, the related Mortgage Note and the Mortgage were not subject to any pledge or assignment, and the Seller has full legal authority to sell and assign the Mortgage Loans pursuant to this Agreement;

                  (iii) no default, release or waiver exists under the mortgage documents, and no modifications to the mortgage documents have been made that have not been disclosed;

                  (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note; neither the Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration with respect thereto; and no foreclosure action is threatened or has been commenced with respect to such Mortgage Loan;

                  (v) each Mortgage Loan was underwritten in accordance with the underwriting guidelines of the Seller and its affiliates. The Seller has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest in the Mortgage Loan that such Mortgage Loan would not be paid in full when due;



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                  (vi) no selection procedures reasonably believed by the Seller to be adverse to the interest of the Noteholders or Certificateholders have been used in selecting the Mortgage Loans;

                  (vii) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term at least 10 years longer than the term of the related Mortgage, subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are fully insured against by a title insurance policy included in the Mortgage File;

                  (ix) there is no delinquent tax or assessment lien against the Mortgaged Property subject to any Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                  (x) there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                  (xi) except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair, and there is no proceeding pending or, to the best of Seller's knowledge, threatened, for the total or partial condemnation of any Mortgaged Property;

                  (xii) neither any improvement located on or being part of the Mortgaged Property, nor the Mortgaged Property itself, is in violation of any applicable zoning law or regulation, or subdivision law or ordinance;

                  (xiii) each Mortgage Loan has been serviced since origination in accordance with the servicing standard set forth in Section 3.01 of the Servicing Agreement and in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all anti-predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;





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                  (xiv) the terms of the Mortgage Note or Mortgage have not been impaired, altered or modified in any material respect, except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan or the Notes and which has been delivered to the Indenture Trustee;

                  (xv) a lender's policy of title insurance (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage as to the first lien priority of the Mortgage Loan subject to the standard exceptions set forth therein, together with a condominium endorsement and extended coverage endorsement, if applicable, and an 8.1 ALTA environmental endorsement or equivalent endorsement in an amount at least equal to the original principal balance of each such Mortgage Loan or a commitment binder, commitment to issue the same or preliminary policy affirmatively insuring ingress and egress and insuring against encroachments by or upon the Mortgaged Property on the standard ALTA form, was effective on the date of the origination of each Mortgage Loan, and each such policy is valid and remains in full force and effect;

                  (xvi) at the time of origination, each Mortgaged Property was the subject of an appraisal on Form 1004 or Form 2055 with an interior inspection which conformed to the underwriting requirements of the originator of the Mortgage Loan;

                  (xvii) if for any Mortgage Loan the related Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding Principal Balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis and (C) the maximum amount of coverage that is available under federal law; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                  (xviii) the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy which policy provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding Principal Balance of the related Mortgage Loan, but in no event an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder;





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                  (xix) as of the Cut-off Date, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due, and no borrower under a Mortgage Loan has been 30 or more days past due more than once during the twelve months preceding the Cut-off Date;

                  (xx) the information set forth under the caption "The Mortgage Pool--General" and "--Mortgage Loan Characteristics" in the Prospectus Supplement is true and correct in all material respects;

                  (xxi) with respect to each Mortgage Loan secured by a leasehold estate:

                           (1) The leasehold created by direct lease of the
                  freehold estate, the ground lease or memorandum thereof has been recorded, and by its terms permits the leasehold estate to be mortgaged. The ground lease grants any leasehold mortgagee standard protections necessary to protect the security of a leasehold mortgagee including the right of the leasehold mortgagee to receive notice of the lessee's default under the ground lease; the right of the leasehold mortgagee, with adequate time, to cure such default; and, in the case of incurable defaults of the lessee, the right of the leasehold mortgagee to enter into a new ground lease with the lessor on terms financially identical and otherwise substantially identical to the existing ground lease;

                           (2) The ground lease was made at the origination of
                  the Mortgage Loan, and is in full force and effect without any outstanding defaults, and was and is not subject to liens and encumbrances;

                           (3) The ground lease has an original term which
                  extends not less than ten (10) years beyond the term of the Mortgage; and

                           (4) The fee estate of the lessor under the ground
                  lease is encumbered by the ground lease, and any lien of any present or future fee mortgagee is and will be subject to and subordinate to the ground lease. The foreclosure of the fee mortgage will not terminate the leasehold estate or the rights of the sub tenants, and the fee mortgage is subject to the ground lease;

                  (xxii) each of the Mortgage and the assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (xxiii) the Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

                  (xxiv) none of the Mortgage Loans are reverse mortgage loans, graduated payment mortgage loans or growth equity mortgage loans. None of the Mortgage Loans provide for deferred interest or negative amortization. None of the Mortgage Loans are "buy down" mortgage loans;



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                  (xxv) the terms of the related Mortgage Note and the related
         Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (x) if required by law in the jurisdiction where the Mortgaged Property is located, or (y) to protect the interests of the Indenture Trustee on behalf of the Noteholders;

                  (xxvi) each Mortgage Loan was originated or purchased by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended, in each case within the meaning of Section 3(a)(41)(A)(ii) of the Exchange Act;

                  (xxvii) the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

                  (xxviii) with respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                  (xxix) each Mortgage Loan complies with applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Federal Truth-In-Lending Act ("TILA"), disclosure laws and all applicable anti-predatory lending laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan, will not involve the violation of any such laws or regulations; and

                  (xxx) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.6 Revised attached hereto as Exhibit 2).

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale of the Mortgage Loans from the Seller to the Purchaser and shall inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File.

                  Upon discovery by the Seller or upon notice from the Purchaser, the Indenture Trustee, the Issuer, the Owner Trustee, or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interest of the Noteholders in any Mortgage Loan, the Seller shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects, or (ii) to the extent that such breach is with respect to a Mortgage Loan and can be cured by the removal of that Mortgage Loan from the Trust, either (A) repurchase such Mortgage Loan from the Trust at the Repurchase Price, (B) substitute one or more Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth herein.

                  Upon discovery or receipt of notice by the Seller, the Purchaser or the Indenture Trustee of a breach of any representation or warranty of the Seller set forth in clause (b) above with respect to any Mortgage Loan which materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser, the Noteholders, the Holders of the Trust Certificates, or the Indenture Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in clause (b) above, the Seller shall, within 90 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Repurchase Price. However, subject to the approval of the Purchaser, the Seller shall have the option to substitute a Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90 day period expires before two years following the Closing Date. The Repurchase Price for any such Mortgage Loan repurchased by the Seller, and any amounts paid by the Seller in connection with the preceding sentence, shall be deposited or caused to be deposited by the Seller in the Payment Account maintained by the Securities Administrator pursuant to Section 4.04 of the Sale and Servicing Agreement. The obligations of the Seller to cure, purchase or substitute a Substitute Mortgage Loan shall constitute the Purchaser's, the Indenture Trustee's and the Noteholders' sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans.

                  In the event that the Seller elects to substitute a Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 3.1(b), the Seller shall deliver to the Indenture Trustee and the Master Servicer, as appropriate, with respect to such Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by
Section 2.1, with the Mortgage Note endorsed as required by Section 2.1. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Substitute Mortgage Loans in the month of substitution, to the extent received by the Securities Administrator, will be retained by the Securities Administrator and remitted by the Securities Administrator to the Seller on the next succeeding Distribution Date. After the month of substitution, the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. Upon such substitution, the Mortgage Loan Schedule shall be amended to reflect the addition of the Substituted Mortgage Loan or Loans, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects and the Seller shall be deemed to have made the representations and warranties with respect to the Substitute Mortgage Loan contained in Section 3.1(b) as of the date of substitution (other than representation (xx)).

                  In connection with the substitution of one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Securities Administrator will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Noteholders in the month of substitution). The Seller shall provide the Securities Administrator on the day of substitution for immediate deposit into the Payment Account the amount of such shortfall, without any reimbursement therefor. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

                  Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in clause (b) above shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such breach and (ii) failure by the Seller to cure such breach, purchase such Mortgage Loan or substitute a Substitute Mortgage Loan pursuant to the terms hereof.

                  Section 3.2. PURCHASER REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date (or if otherwise specified below, as of the date so specified) that:

         (a) the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on its business as presently conducted or on its ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (b) the Purchaser has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

         (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of formation or limited liability company agreement of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

         (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

         (f) except as previously disclosed to the Purchaser in the Prospectus Supplement, there are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser if determined adversely to the Purchaser or would reasonably be expected to materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1. COVENANTS OF THE SELLER. The Seller hereby covenants that, except for the transfer hereunder with respect to the Mortgage Loans, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Indenture Trustee, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Indenture Trustee, on behalf of the Trust Fund, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                                   ARTICLE V

                      LIMITATION ON LIABILITY OF THE SELLER

                  Section 5.1. LIMITATION ON LIABILITY OF THE SELLER. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Basic Documents, the Seller shall not be under any liability to the Trust Fund, the Indenture Trustee or the Noteholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VI

                                   TERMINATION

                  Section 6.1. TERMINATION. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust Fund pursuant to the terms of the Trust Agreement.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  Section 7.1. AMENDMENT. This Agreement may be amended from time to time by the Seller and the Purchaser only by written agreement signed by the Seller and the Purchaser.

                  Section 7.2. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regarding to its rules and principles governing conflicts of law.

                  Section 7.3. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (i) if to the Seller:

                           MortgageIT Holdings, Inc.
                           33 Maiden Lane, 6th Floor
                           New York, New York  10038
                           Attention: General Counsel

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                  (ii) if to the Purchaser:

                           MortgageIT Securities Corp.
                           33 Maiden Lane, 6th Floor
                           New York, New York  10038
                           Attention: General Counsel

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  Section 7.4. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever. then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 7.5. RELATIONSHIP OF PARTIES. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 7.6. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same Agreement.

                  Section 7.7. SURVIVAL. The representations and warranties made herein by the Seller and the provisions of Article V hereof shall remain operative and in full force and effect and shall survive the purchase of the Mortgage Loans hereunder and the delivery of the Mortgage Loans and related documents to the Indenture Trustee and the Custodian.

                  Section 7.8. FURTHER AGREEMENTS. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement. Each of the Purchaser and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Notes to be issued and rated in the highest rating category by the Rating Agency, with the Notes to be offered pursuant to the Purchaser's shelf registration statement, and each party will cooperate with the other in connection therewith.

                  Section 7.9. INTENTION OF THE PARTIES. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans (other than the servicing rights with respect thereto), rather than a loan by the Purchaser to the Seller secured by the Mortgage Loans. Accordingly, the parties hereto each intend to treat this transaction with respect to the Mortgage Loans for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans (other than the servicing rights with respect thereto). The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  Section 7.10. SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their respective successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of assigning the Mortgage Loans to the Indenture Trustee, on behalf of the Trust Fund, for the benefit of the Noteholders and Certificateholders. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee, on behalf of the Trust Fund of all of the Purchaser's rights against the Seller pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Purchaser. Such enforcement of a right or remedy by the Indenture Trustee, on behalf of the Trust Fund, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                    MORTGAGEIT SECURITIES CORP.
                                        as Purchaser


                                    By: /s/ John R. Cuti
                                       ----------------------------------------
                                    Name:   John R. Cuti
                                    Title:  Secretary



                                    MORTGAGEIT HOLDINGS, INC.
                                        as Seller


                                    By: /s/ John R. Cuti
                                       ----------------------------------------
                                    Name:   John R. Cuti
                                    Title:  General Counsel and Secretary

                                    Exhibit 1

                             MORTGAGE LOAN SCHEDULE

                 [In accordance with Rule 202 of Regulation S-T,
               this Mortgage Loan Schedule is being filed in paper
                  pursuant to a continuing hardshihp exemption.]

                                    EXHIBIT 2


          Appendix E of the Standard & Poor's Glossary For File Format
                        For LEVELS(R) Version 5.6 Revised

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S
HIGH COST LOAN CATEGORIZATION

                                                                                 CATEGORY UNDER
STATE/JURISDICTION                    NAME OF ANTI-PREDATORY                 APPLICABLE ANTI-PREDATORY
                                   LENDING LAW/EFFECTIVE DATE                       LENDING LAW
-----------------------------------------------------------------------------------------------------------
Arkansas                         Arkansas Home Loan Protection Act,              High Cost Home Loan
                                 Ark. Code Ann. ss.ss. 23-53-101 et seq.
                                 Effective July 16, 2003
-----------------------------------------------------------------------------------------------------------
Cleveland Heights, OH            OH Ordinance  No. 72-2003 (PSH),                Covered Loan
                                 Mun. Code ss.ss. 757.01 et seq.
                                 Effective June 2, 2003
-----------------------------------------------------------------------------------------------------------
Colorado                         Consumer Equity Protection, Colo.               Covered Loan
                                 Stat. Ann. ss.ss. 5-3.5-101 et seq.
                                 Effective  for covered loans offered
                                 or entered into on or after  January
                                 1,  2003.  Other  provisions  of the
                                 Act took effect on June 7, 2002
-----------------------------------------------------------------------------------------------------------
Connecticut                      Connecticut Abusive Home Loan                   High Cost Home Loan
                                 Lending  Practices Act,  Conn.  Gen.
                                 Stat. ss.ss. 36a-746 et seq.
                                 Effective October 1, 2001
-----------------------------------------------------------------------------------------------------------
District of Columbia             Home Loan Protection Act, D.C. Code             Covered Loan
                                 ss.ss. 26-1151.01 et seq.
                                 Effective for loans closed on or
                                 after January 28, 2003
-----------------------------------------------------------------------------------------------------------
Florida                          Fair Lending Act, Fla. Stat. Ann.               High Cost Home Loan
                                 ss.ss. 494.0078 et seq.
                                 Effective October 2, 2002
-----------------------------------------------------------------------------------------------------------
Georgia                          Georgia Fair Lending Act, Ga. Code              High Cost Home Loan
(Oct 1, 2002 - Mar 6, 2003)      Ann. ss.ss. 7-6A-1 et seq.
                                 Effective October 1, 2002 -
                                 March 6, 2003
-----------------------------------------------------------------------------------------------------------
Georgia as amended               Georgia Fair Lending Act, Ga. Code              High Cost Home Loan
(Mar 7, 2003 - current)          Ann. ss.ss. 7-6A-1 et seq.
-----------------------------------------------------------------------------------------------------------


                                       3


-----------------------------------------------------------------------------------------------------------
                                 Effective for loans closed on or
                                 after March 7, 2003
-----------------------------------------------------------------------------------------------------------
HOEPA Section 32                 Home Ownership and                              Equity High Cost Loan
                                 Protection Act of 1994, 15
                                 U.S.C. ss. 1639,  12 C.F.R.
                                 ss.ss. 226.32  and 226.34
                                 Effective  October  1, 1995,
                                 amendments October 1, 2002
-----------------------------------------------------------------------------------------------------------
Illinois                         High Risk Home Loan Act, Ill. Comp.             High Risk Home Loan
                                 Stat. tit. 815, ss.ss. 137/5 et seq.
                                 Effective January 1, 2004 (prior to
                                 this date, regulations under
                                 Residential Mortgage License Act
                                 effective from May 14, 2001)
-----------------------------------------------------------------------------------------------------------
Indiana                          Indiana Home Loan Practices Act,                High Cost Home Loan
                                 Ind. Code Ann. ss.ss.
                                 24-9-1-1 ET SEQ. Effective
                                 for loans originated on or
                                 after January 1, 2005.
-----------------------------------------------------------------------------------------------------------
Kansas                           Consumer  Credit  Code,  Kan.  Stat.            High Loan to Value
                                 Ann. ss.ss. 16a-1-101 et seq.                   Consumer Loan and;
                                 Sections   16a-1-301  and  16a-3-207            High APR Consumer Loan
                                 became  effective  April  14,  1999;
                                 Section  16a-3-308a became effective
                                 July 1, 1999
-----------------------------------------------------------------------------------------------------------
Kentucky                         2003 KY H.B. 287 - High Cost  Home              High Cost Home Loan
                                 Loan Act, Ky. Rev. Stat. ss.ss. 360.100
                                 et seq. Effective June 24, 2003
-----------------------------------------------------------------------------------------------------------
Maine                            Truth in Lending, Me. Rev. Stat.                High Rate High Fee Mortgage
                                 tit. 9-A, ss.ss. 8-101 et
                                 seq. Effective September 29,
                                 1995 and as amended from time to time
-----------------------------------------------------------------------------------------------------------
Massachusetts                    Part 40 and Part 32, 209                        High Cost Home Loan
                                 C.M.R. ss.ss. 32.00  ET  SEQ.
                                 and 209  C.M.R.  ss.ss.
                                 40.01 ET SEQ.


                                       4


-----------------------------------------------------------------------------------------------------------
                                 Effective March 22, 2001 and
                                 amended from time to time
-----------------------------------------------------------------------------------------------------------
                                 Massachusetts Predatory Home                    High Cost Home
                                 Loan Practices Act                              Mortgage Loan
                                 Mass. Gen. Laws ch. 183C,
                                 ss.ss. 1 ET SEQ.
                                 Effective November 7, 2004
-----------------------------------------------------------------------------------------------------------
Nevada                           Assembly Bill No. 284, Nev.  Rev.               Home Loan
                                 Stat. ss.ss. 598D.010 et seq.
                                 Effective October 1, 2003
-----------------------------------------------------------------------------------------------------------
New Jersey                       New Jersey Home Ownership Security              High Cost Home Loan
                                 Act of  2002, N.J. Rev. Stat.  ss.ss.
                                 46:10B-22 et seq.
                                 Effective for loans closed on or
                                 after November 27, 2003
-----------------------------------------------------------------------------------------------------------
New York                         N.Y. Banking Law Article 6-l                    High Cost Home Loan
                                 Effective for applications made on
                                 or after April 1, 2003
-----------------------------------------------------------------------------------------------------------
New Mexico                       Home Loan Protection Act, N.M. Rev.             High Cost Home Loan
                                 Stat. ss.ss. 58-21A-1 et seq.
                                 Effective as of January 1, 2004;
                                 Revised as of February 26, 2004
-----------------------------------------------------------------------------------------------------------
North Carolina                   Restrictions and Limitations on                 High Cost Home Loan
                                 High Cost Home Loans, N.C. Gen.
                                 Stat. ss.ss. 24-1.1E et seq.
                                 Effective July 1, 2000;
                                 amended October 1, 2003
                                 (adding open-end lines of credit)
-----------------------------------------------------------------------------------------------------------
Ohio                             H.B. 386 (codified in various                   Covered Loan
                                 sections of the Ohio Code), Ohio
                                 Rev. Code Ann. ss.ss. 1349.25 et seq.
                                 Effective May 24, 2002
-----------------------------------------------------------------------------------------------------------
Oklahoma                         Consumer Credit Code (codified  in              Subsection 10 Mortgage
                                 various sections of Title 14A)
-----------------------------------------------------------------------------------------------------------



                                       5


-----------------------------------------------------------------------------------------------------------
                                 Effective July 1, 2000; amended
                                 effective January 1, 2004
-----------------------------------------------------------------------------------------------------------
South Carolina                   South Carolina High Cost and                    High Cost Home Loan
                                 Consumer Home Loans Act, S.C. Code
                                 Ann. ss.ss. 37-23-10 et seq.
                                 Effective for loans taken on or
                                 after January 1, 2004
-----------------------------------------------------------------------------------------------------------
West Virginia                    West Virginia Residential Mortgage              West Virginia Mortgage
                                 Lender,  Broker and Servicer Act, W.            Loan Act Loan
                                 Va. Code Ann. ss.ss. 31-17-1 et seq.
                                 Effective June 5, 2002
-----------------------------------------------------------------------------------------------------------




STANDARD & POOR'S
COVERED LOAN CATEGORIZATION

                                                                                 CATEGORY UNDER
STATE/JURISDICTION                    NAME OF ANTI-PREDATORY                 APPLICABLE ANTI-PREDATORY
                                   LENDING LAW/EFFECTIVE DATE                       LENDING LAW
-----------------------------------------------------------------------------------------------------------
Georgia                         Georgia Fair Lending Act, Ga. Code              Covered Loan
(Oct 1, 2002 - Mar 6, 2003)     Ann. ss.ss. 7-6A-1 et seq.
                                Effective October 1, 2002 -
                                March 6, 2003
-----------------------------------------------------------------------------------------------------------
New Jersey                      New Jersey Home Ownership Security               Covered Home Loan
                                Act of 2002, N.J. Rev. Stat. ss.ss.
                                46:10B-22 et seq.
                                Effective  November  27, 2003 - July
                                5, 2004
-----------------------------------------------------------------------------------------------------------

STANDARD & POOR'S
HOME LOAN CATEGORIZATION

                                                                                 CATEGORY UNDER
STATE/JURISDICTION                    NAME OF ANTI-PREDATORY                 APPLICABLE ANTI-PREDATORY
                                   LENDING LAW/EFFECTIVE DATE                       LENDING LAW
-----------------------------------------------------------------------------------------------------------
Georgia                         Georgia Fair Lending Act, Ga. Code                 Home Loan
(Oct 1, 2002 - Mar 6, 2003)     Ann.  ss.ss. 7-6A-1 et seq. Effective
                                October 1, 2002 - March 6, 2003
-----------------------------------------------------------------------------------------------------------
Indiana                         Indiana Home Loan Practices Act,                   Home Loan
                                Ind. Code Ann. ss.ss. 24-9-1-1 ET SEQ.
                                Effective for loans originated on or
                                after January 1, 2005.
-----------------------------------------------------------------------------------------------------------
New Jersey                      New Jersey Home Ownership Security                 Home Loan
                                Act of 2002, N.J. Rev. Stat. ss.ss.
                                46:10B-22 et seq.
                                Effective for loans closed on or
                                after November 27, 2003
-----------------------------------------------------------------------------------------------------------
New Mexico                      Home Loan Protection Act, N.M. Rev.                Home Loan
                                Stat. ss.ss. 58-21A-1 et seq.
                                Effective  as of  January  1,  2004;
                                Revised as of February 26, 2004
-----------------------------------------------------------------------------------------------------------
North Carolina                  Restrictions and Limitations on                    Consumer Home Loan
                                High Cost Home Loans, N.C. Gen.
                                Stat. ss.ss. 24-1.1E et seq. Effective
                                July 1, 2000; amended October  1,
                                2003 (adding open-end lines of
                                credit)
-----------------------------------------------------------------------------------------------------------
South Carolina                  South Carolina High Cost and                       Consumer Home Loan
                                Consumer Home Loans Act, S.C.Code
                                Ann. ss.ss. 37-23-10 et seq. Effective
                                for loans taken on or after January 1, 2004
-----------------------------------------------------------------------------------------------------------





                                       7